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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 17, 2003


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                          SAN JUAN BASIN ROYALTY TRUST
             (Exact name of registrant as specified in its charter)


            Texas                             1-8032                      75-6279898
       (State or other               (Commission File Number)          (I.R.S. Employer
jurisdiction of incorporation)                                      Identification Number)

 TexasBank, Trust Department
    2525 Ridgmar Boulevard                                                   76116
      Fort Worth, Texas                                                   (Zip code)
    (Address of principal
      executive offices)

       Registrant's telephone number, including area code: (866) 809-4553

                                       N/A
         (Former name or former address, if changed since last report.)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         99.1 Press release, dated April 17, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INCLUDING INFORMATION PROVIDED UNDER ITEM 12, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

         The following information is furnished to the Commission under both
Item 9 and Item 12. The information required by Item 12 is being furnished pursuant to this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in "Filing Guidance Related To:
Conditions for Use of Non-GAAP Financial Measures; and Insider Trades During Pension Fund Blackout Periods." (Release No., 33-8216, March 27, 2003).

         On April 17, 2003, TexasBank, in its capacity as trustee of the San Juan Basin Royalty Trust, issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing a monthly cash distribution to the holders of its units of beneficial interest of $7,375,107.65, or $0.158234 per unit, based upon production during the month of February 2003.

         The information filed in this Form 8-K shall be deemed "furnished" and not "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act of 1934, as amended.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TEXASBANK, AS TRUSTEE FOR THE
                                       SAN JUAN BASIN ROYALTY TRUST
                                       (Registrant)



                                       By: /s/ Lee Ann Anderson
                                          --------------------------------------
                                          Lee Ann Anderson
                                          Vice President and Trust Officer

Date: April 24, 2003

               (The Trust has no directors or executive officers.)